SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

ONLINE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 Colshire Drive McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 394-5100

Item 7.    Financial Statements and Exhibits.

(c)  The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Earnings Press Release, dated July 22, 2003

Item 9.    Regulation FD Disclosure.

On July 22, 2003 the Company announced its financial results for the Quarter ended June 30, 2003. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONLINE RESOURCES CORPORATION (Registrant)

Date: July 22, 2003	By:	/S/ Catherine A. Graham
	Name: Title:	Catherine A. Graham Executive Vice President, Chief Financial Officer and Secretary